UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2021

Akero Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38944	81-5266573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Gateway Boulevard, Suite 350 South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 487-6488

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AKRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On March 22, 2021, Akero Therapeutics, Inc. (the “Company”) issued a press release titled “Akero Announces Positive Histological Improvements in Cirrhotic NASH (F4) Patients after 16 Weeks in Extension Cohort C.” A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1 hereto, is being furnished herewith and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

The Company from time to time presents and/or distributes to the investment community slide presentations to provide updates and summaries of its business. A copy of its Cohort C Expansion of the Phase 2a BALANCED Study slide presentation is being filed herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.2.

On March 22, 2021, the Company announced results of an expansion cohort of a 16-week Phase 2a clinical trial, Cohort C, evaluating efruxifermin (“EFX”) in the treatment of adult patients with cirrhotic nonalcoholic steatohepatitis (“NASH”) (compensated stage 4 fibrosis, Child-Pugh Class A). Of the 17 confirmed compensated cirrhosis (F4) study subjects who volunteered to have end-of-treatment biopsies, 4 of 12 patients (33%) treated with EFX achieved a one-stage improvement in fibrosis without worsening of NASH. Another 3 of 12 EFX patients (25%) achieved NASH resolution. In total, 7 of 12 EFX patients (58%) showed histological improvements. None of the 5 placebo patients (0%) achieved either one-stage improvement in fibrosis without worsening of NASH, or resolution of NASH. In addition, statistically significant improvements in glycemic control and lipoprotein profile, and a trend toward weight loss, were also observed.

Cohort C is an expansion of the Phase 2a BALANCED study evaluating EFX in the treatment of F4 NASH patients, Child-Pugh Class A. Thirty cirrhotic NASH subjects with a historical biopsy-confirmed fibrosis score of F4 were randomized 2:1 to receive either 50mg of EFX or placebo for 16 weeks. A total of 27 subjects were subsequently confirmed by the central reader to have F4 fibrosis at baseline. The primary objective of Cohort C was to assess the safety and tolerability of EFX in NASH patients at greatest risk of progressing to end-stage liver disease, including liver failure and liver cancer. Secondary objectives included assessments of liver stiffness by Fibroscan and serum markers of liver fibrosis, such as the Enhanced Liver Fibrosis (ELF) score and Pro-C3. The trial design was amended to allow voluntary end-of-treatment biopsies.

Summary of Biopsy Results and Non-Invasive Fibrosis Measurements

Histology Endpoint (% responders)	Placebo (n=5)	50mg (n=12)
Improvement in at least one stage of fibrosis without worsening of NASH,%[1,2]	0	33
Resolution of NASH, %[1,2]	0	25
Non-invasive measurement (LS Mean)	Placebo (n=10)	50mg (n=20)
Liver Stiffness, kPa[3]	-1.9	-5.7††
Pro-C3, μg/L4	-3.4	-9.0*
ELF Score[4]	+0.3	-0.4*

1 Study not powered to assess statistical significance of changes in histological endpoints

2 Liver Biopsy Evaluable Analysis Set (all patients who had baseline and end-of-treatment liver biopsy results)

3 Liver Stiffness Analysis Set (all subjects with a week 16 FibroScan)

4 Biomarker Analysis Set (all subjects with a post baseline interpretable measure of ELF or pro-C3, respectively)

†† p<0.01, versus baseline (ANCOVA)

* p<0.05, versus placebo (ANCOVA)

EFX was reported to be generally well-tolerated. The most common adverse event in the EFX group was mild or moderate diarrhea. There were two discontinuations, one in the placebo group and one in the EFX group. There was one serious adverse event in the placebo group and no deaths in either group.

Statements contained under this Item 8.01, including Exhibit 99.2, regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to: the Company's guidance regarding its business plans and objectives for EFX, including the therapeutic potential and clinical benefits thereof, as well as the safety and tolerability of EFX and future clinical development plans; the Company's Phase 2a BALANCED study, including its results and analysis; and the potential impact of COVID-19 on patient retention, strategy, future operations and clinical trials.

Any forward-looking statements are based on management's current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: risks related to the impact of public health epidemics affecting countries or regions in which we have operations or do business, such as COVID-19, which has been labelled a pandemic by the World Health Organization, including potential negative impacts on Akero’s employees, manufacturers, supply chain and production as well as on global economies and financial markets; the company's ability to execute on its strategy; positive results from a clinical study may not necessarily be predictive of the results of future or ongoing clinical studies; regulatory developments in the United States; and risks related to the competitive landscape. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section entitled "Risk Factors" in the Company’s annual report on Form 10-K filed, with the United States Securities and Exchange Commission (SEC) and quarterly reports on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s other filings with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Akero Therapeutics, Inc. on March 22, 2021, furnished herewith
99.2	Slide presentation of Akero Therapeutics, Inc., filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2021	AKERO THERAPEUTICS, INC.

	By:	/s/ Andrew Cheng
Andrew Cheng, M.D., Ph.D. President and Chief Executive Officer